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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        November 6, 1997
                                                 -------------------------------

                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware               0-20803               74-2644120
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     (State or other         (Commission           (I.R.S. Employer
      jurisdiction           File Number)         Identification No.)
    of incorporation)


             5000 Plaza on the Lake, Suite 200, Austin, Texas 78746
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code   (512) 328-1112
                                                   -----------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS

        Attached as Exhibit 99.1 is a press release issued by IXC
Communications, Inc. dated November 6, 1997 which is hereby incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (C)     EXHIBITS

        99.1    Press Release dated November 6, 1997


                                       2.
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: November 6, 1997

                                       IXC Communications, Inc.



                                       By:   /s/ James F. Guthrie
                                          --------------------------------------
                                                 James F. Guthrie
                                                 Executive Vice President
                                                 and Chief Financial Officer


                                       3.

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                                  EXHIBIT INDEX


Exhibit
Number               Description
-------              -----------


99.1                 Press Release dated November 6, 1997


                                       4.